SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 19 – SUBSEQUENT EVENTS

The Company has entered into an agreement with the Series B stockholders whereby they agreed to convert their shares of Series B Preferred Stock into shares of the Company’s common stock pursuant to the terms of the Series B Preferred Stock, exercise their warrants at an exercise price reduced from $10.00 per share to $6.25 per share in full for cash, terminate the Investors’ Rights Agreement and waive any rights they may have under such agreement.  In return, we agreed to amend their warrants to reduce the exercise price from $10.00 per share to $6.25 per share, issue the Series B stockholders an additional aggregate 60,000 shares of the Company’s common stock, pay aggregate accrued dividends of up to $630,000 in cash within 30 days of the Company’s listing on The NASDAQ Capital Market and grant the Series B stockholders certain board and board observer rights. Such conversion and exercise occurred in connection with the Company’s listing on The NASDAQ Capital Market. In total, the Company issued 420,000 shares of the Company’s common stock to the Series B stockholders in connection with such agreement.

On November 13, 2015, the Company’s common stock and warrants commenced trading on the NASDAQ Capital Market under the symbols COYN and COYNW, respectively.

The Company also announced the pricing of an underwritten public offering of 3,028,572 shares of common stock, and warrants to purchase up to an aggregate of 3,028,572 shares of common stock, at an offering price of $3.49 per share and $0.01 per warrant.  The warrants have a per share exercise price of $3.125, are exercisable immediately, and expire five years from the date of issuance.  The gross proceeds to COPsync from this offering are approximately $10.6 million before deducting the underwriting discount and other estimated offering expenses.  The Company has granted the underwriters a 45-day option to purchase up to an aggregate of 454,286 additional shares of common stock and/or up to 454,286 additional warrants to cover over-allotments, if any.  The offering is expected to close on or about November 18, 2015, subject to customary closing conditions.

Preceding the above announcement, certain convertible note holders, and note payable holders elected to convert their notes into shares of the Company’s common stock, as well as certain vendors elected to convert trade payables due them into shares of the Company common stock in lieu of cash in the aggregate values of approximately $205,000, $313,000 and $144,000, respectively.  In total, the Company issued 130,955 shares of the Company’s common stock to such persons.

NOTE 18 -     SUBSEQUENT EVENTS

In October 2014, our Board of Directors approved a funding initiative for an additional $750,000 to fund a software development effort for feature and function enhancements to enable the COPsync Network and COPsync911 threat alert system more readily to scale nationwide.  As of the date of this report, $450,000 has been raised, all in the first quarter of 2015.  The investment security is a three-year convertible promissory note, which bears interest at the rate of two percent simple interest per year, paid in cash.  The principal of the note converts into shares of the Company’s common stock at the rate of $11.00 per share.  The promissory note may be prepaid by the Company under certain conditions.

The Company has outstanding warrants to purchase an aggregate of 63,112 shares of its common stock at a price of $10.00 per share, having an aggregate exercise price of $631,116, that expire in 2015.  As of the date of this report, 7,200 of those warrants have been exercised for a total exercised price of $64,000, all in the first quarter of 2015.